Exhibit 10.4

AMENDMENT

TO THE

CU BANCORP 2007 EQUITY AND INCENTIVE PLAN

AS AMENDED AND RESTATED JULY 31, 2014

This Amendment (this “Amendment”) to the CU Bancorp 2007 Equity and Incentive Plan as Amended and Restated July 31, 2014 (the “Plan”) by the Board of Directors of CU Bancorp (the “Board”) is entered into and effective as of December 15, 2016 (the “Effective Date”).

WHEREAS, Section 13.1 of the Plan provides the Company the right, but not the obligation, to deduct from shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept form the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company;

WHEREAS, Section 13.1 limits the number of shares of Stock for settlement of the tax withholding to that number of shares determined by the applicable minimum statutory withholding rate; and

WHEREAS, on March, 2016, the Financial Accounting Standards Board released ASU 2016-09, which amends ASC Topic 718, to allow stock withholding beyond the applicable minimum statutory withholding rate and up to the maximum statutory rate without causing the award to be classified as a “liability.”

NOW, THEREFORE, the Plan shall be amended as follows:

1. The last sentence of Section 13.2 of the Plan shall be deleted in its entirety and replaced with the following:

“The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable maximum statutory withholding rates.”

2. Governing Law. This Amendment shall be construed and enforced in accordance with the law of the State of California, without giving effect to the conflict of law principles thereof.

3. No Other Changes. Except as expressly modified hereby, the terms and conditions of the Plan shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Board has caused this Amendment to be executed by its duly authorized officer as of the Effective Date.

CU BANCORP

By:	/s/ David Rainer
Name:	David Rainer
Title:	CEO

By:	/s/ Anita Wolman
Name:	Anita Wolman
Title:	Corporate Secretary

[Signature Page – Amendment to the 2007 Equity and Incentive Plan as Amended and Restated July 31, 2014]

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